                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 6, 2001

                              UNITED CAPITAL CORP.
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             (Exact name of registrant as specified in its charter)

Delaware                              1-10104                  04-2294493
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(State or other jurisdiction  (Commission File Number)     (IRS Employer
  of incorporation)                                        Identification No.)

                       9 Park Place, Great Neck, NY 11021
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                     Address of principal executive offices

       Registrant's telephone number, including area code: (516) 466-6464

                                      N/A
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       N/A (Former name or former address, if changed since last report.)

Item 4.            CHANGES IN COMPANY'S CERTIFYING ACCOUNTANT.

The Company's  auditors for the year ended  December 31, 2000 were Ernst & Young
LLP ("Ernst & Young").  As stated in the Company's proxy statement dated May 11,
2001, the Company annually reviews the selection of its independent auditors and has solicited bids from independent accountants to audit the Company's financial statements  for the year ended  December 31, 2001.  As a result of financial and other considerations the Audit Committee has voted to appoint Grant Thornton LLP as its new independent accountants on July 6, 2001.

Pursuant on item 304(a) of Regulation S-K, the Company reports the following:

(a)         Previous Independent Accountants

(i)         On July 6, 2001,  the Company  retained  Grant  Thornton  LLP as its independent  certified public accountants in place of Ernst & Young, who were  dismissed  as auditors of the  Company  effective  July 6,
            2001.

(ii)        The reports of Ernst & Young on the Company's  financial  statements for the past two fiscal years did not contain an adverse  opinion or a  disclaimer  of opinion and were not  qualified  or modified as to uncertainty, audit scope, or accounting principles.

(iii)       The decision to change  accountants was recommended by the Company's management  and  separately  approved by the Audit  Committee of the
            Board of Directors.

(iv)        In connection with the audits of the Company's financial  statements for each of the two most recent fiscal years ended December 31, 2000 and through July 6, 2001, there were no  disagreements  with Ernst &
            Young on any matter of accounting principles or practices, financial statement disclosure,  or auditing scope and procedure which, if not resolved to the satisfaction of Ernst & Young,  would have caused it to make reference to the matter in their report.

(v)         There were no "reportable  events' as that term is described in Item
            304 (a) (1) (v) of Regulation S-K.

(vi)        The  Company  has  requested  Ernst  &  Young  furnish  it a  letter addressed to the Securities and Exchange  Commission stating whether it agrees with the above  statements.  A copy of that letter,  dated
            July 12, 2001 is filed as Exhibit 16 to this Form 8-K.

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(b)         New Independent Accountants

(i)         The  Company  engaged  Grant  Thornton  LLP as its  new  independent accountants  effective  July 6,  2001.  During  the two most  recent fiscal years and through July 6, 2001, the Company has not consulted
            with  Grant  Thornton  LLP   concerning   the  Company's   financial
            statements,  including the application of accounting principles to a specified  transaction  (proposed or completed) or the type of audit opinion that might be rendered on the Company's financial statements or any matter  that was either the  subject of a  "disagreement"  or
            "reportable  event"  (as  such  terms  are  defined  in Item  304 of
            Regulation S-K) with the previous independent accountants.

ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)         EXHIBITS

            EXHIBIT NO.     DESCRIPTION

                16          Letter  dated  July 12,  2001 from Ernst & Young LLP
                            related to the change in certifying accountants.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company
has duly  caused  this  report  to be signed  on its  behalf by the  undersigned hereunto duly authorized.

                              UNITED CAPITAL CORP.

Dated:  July 12, 2001                  By: /s/ Anthony J. Miceli
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                                           Anthony J. Miceli
                                           Vice President, Chief Financial
                                           Officer and Secretary of the Company